UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 26, 2011
Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (650) 527-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendment to Bylaws.
On April 26, 2011, the Board of Directors (the “Board”) of Symantec Corporation (the “Company”) amended and restated the Company’s Bylaws, effective immediately, to change the timeframe a stockholder has to provide notice to the Company of any nominations of persons for election to the Board or other business to be properly brought before an annual meeting, to include a forum selection provision, and to make certain related changes and certain clarifications. The principal amendments included in the Amended and Restated Bylaws are described below:
Section 1.12 was amended to change the timeframe for timely notice of stockholder proposals to be considered at an annual meeting of stockholders from between 60 days and 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders to between 90 days and 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders
Section 9.7 was added to provide that, subject to certain exceptions, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for derivative actions brought on behalf of the Company and certain other specified actions.
The foregoing description of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the Bylaws, as amended, a copy of which is filed as Exhibit 3.01 to this Current Report on Form 8-K and incorporated by reference herein.
Item 8.01. Other Events.
Announcement of the Date of the Annual Meeting of Stockholders
The Company has scheduled its next Annual Meeting of Stockholders (the “Annual Meeting”) for October 25, 2011 to coincide with the Company’s October 2011 meeting of the Board of Directors in order to facilitate the attendance of the Board members at the Annual Meeting. Because the expected date of the Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2010 Annual Meeting of Stockholders, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders are advised of the following deadlines. In order for a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by the Company at its principal executive offices no later than May 17, 2011. In addition, in order for a stockholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c)(1) of the Exchange Act, such proposals must be received by the Company at its principal executive offices between June 27, 2011 and July 27, 2011. All proposals should be directed to the attention of the Corporate Secretary at the Company’s principal executive office at 350 Ellis Street, Mountain View, California 94043.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Title or Description

3.01	Symantec Corporation Bylaws, as amended April 26, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation
Date: May 2, 2011	By:	/s/ Scott C. Taylor
Scott C. Taylor
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description

3.01	Symantec Corporation Bylaws, as amended April 26, 2011.